Abbott Agreement	12 Months Ended
Dec. 31, 2011
Abbott Agreement [Abstract]
Abbott Agreement

NOTE I – ABBOTT AGREEMENT

On July 24, 2009, we entered into a Strategic Supply Agreement (the "Supply Agreement"), with Abbott Molecular, Inc., a Delaware corporation ("Abbott Molecular"). The Supply Agreement, among other things, provides that Abbott Molecular will supply materials to NeoGenomics on an exclusive or semi-exclusive basis to develop up to three laboratory developed test ("LDT") based on Abbott's intellectual property. The first of these tests, a FISH test to aid in diagnosing malignant melanoma in skin biopsy specimens, was commercially launched in March 2010, and we are currently working on other potential new FISH assays under the agreement.

The initial term of the Supply Agreement expires on December 31, 2019, but provides for up to two 2-year renewal terms under certain circumstances. The parties may terminate the Supply Agreement prior to the expiration of the term under certain circumstances. The Supply Agreement also provides (subject to certain limitations) that Abbott Molecular may convert the Supply Agreement into a non-exclusive agreement. In addition, Abbott Molecular may also terminate the Supply Agreement following a change of control involving NeoGenomics and certain designated companies. In such event Abbott Molecular would pay to NeoGenomics (or its successor) a termination payment based upon a pre-defined formula.